Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
02/03/2021	3130AKZ25	02/26/2021	02/26/2026	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	0.65%	$100,000,000
02/03/2021	3130AL2G8	02/18/2021	02/18/2026	08/18/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/18/2021	0.60%	$150,000,000
02/03/2021	3130AL2H6	02/17/2021	02/17/2026	08/17/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/17/2022	0.55%	$75,000,000
02/03/2021	3130AL2T0	03/03/2021	03/03/2026	09/03/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/03/2021	0.64%	$15,000,000
02/03/2021	3130AL2Y9	02/25/2021	05/25/2027	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	0.80%	$25,000,000
02/03/2021	3130AL2Z6	02/25/2021	02/25/2033	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	1.60%	$30,000,000
02/03/2021	3130AL3L6	02/18/2021	02/18/2031	08/18/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/18/2021	1.50%	$15,000,000
02/03/2021	3130AL3M4	02/26/2021	08/26/2030	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	1.40%	$15,000,000
02/03/2021	3130AL3N2	02/22/2021	02/22/2041	08/22/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/22/2022	2.07%	$80,000,000
02/03/2021	3130AL3Q5	02/11/2021	02/11/2030	08/11/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/11/2022	1.25%	$15,000,000
02/03/2021	3130AL3T9	02/25/2021	02/25/2028	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/25/2021	1.05%	$20,000,000
02/03/2021	3130AL3Y8	02/18/2021	02/18/2027	05/18/2021	Optional Principal Redemption	European	Fixed/ Constant	11/18/2021	0.70%	$15,000,000
02/04/2021	3130AKWH5	02/19/2021	02/19/2036	08/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/19/2021	1.00%	$10,000,000
02/04/2021	3130AL3Y8	02/18/2021	02/18/2027	05/18/2021	Optional Principal Redemption	European	Fixed/ Constant	11/18/2021	0.70%	$10,000,000
02/04/2021	3130AL3Z5	02/25/2021	02/25/2028	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/25/2021	1.00%	$25,000,000
02/04/2021	3130AL4Q4	02/08/2021	02/08/2036	08/08/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/08/2022	1.905%	$100,000,000
02/04/2021	3130AL4S0	02/25/2021	02/25/2028	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/25/2021	1.08%	$20,000,000
02/04/2021	3130AL4T8	02/19/2021	02/19/2036	08/19/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/19/2021	1.00%	$85,000,000

02/04/2021	3130AL4X9	02/22/2021	02/22/2036	08/22/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	02/22/2022	1.26%	$75,000,000
02/04/2021	3130AL5A8	02/26/2021	02/26/2027	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	0.90%	$500,000,000
02/04/2021	3130AL5F7	02/26/2021	08/26/2024	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/26/2021	0.28%	$17,000,000
02/05/2021	3130AL5A8	02/26/2021	02/26/2027	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	0.90%	$300,000,000
02/05/2021	3130AL5C4	02/25/2021	02/25/2036	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/25/2021	1.50%	$15,000,000
02/05/2021	3130AL5F7	02/26/2021	08/26/2024	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/26/2021	0.28%	$10,000,000
02/05/2021	3130AL5G5	02/26/2021	08/26/2033	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/26/2021	1.75%	$25,000,000
02/05/2021	3130AL5M2	02/25/2021	02/25/2036	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/25/2021	2.00%	$35,000,000
02/05/2021	3130AL5S9	02/25/2021	02/25/2031	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/25/2021	1.50%	$25,000,000
02/05/2021	3130AL5X8	02/24/2021	02/24/2026	08/24/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/24/2021	0.65%	$100,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.